Business Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Acquisitions and Divestitures	Business Acquisitions and Divestitures
In accordance with IFRS 3 Business Combinations, the substance of the transactions described below constituted a business combination for TransAlta. The fair values of the identifiable assets and liabilities of the acquired entity in the business combinations as at the date of acquisition were:

	North Carolina Solar (A) Nov. 5, 2021	Ada facility (B) May 19, 2020
Assets
Cash and cash equivalents	4	1
Accounts receivable	4	3
Property, plant and equipment	146	1
Intangible assets(1)	—	37
Right of use assets	13	—
Inventory	—	1
Prepaid expenses	—	1
Liabilities
Accounts payable and accrued liabilities	(4)	—
Lease liabilities	(13)	—
Tax equity liability	(20)	—
Deferred taxes	(3)	—
Risk management liabilities (current and long-term)	—	(5)
Decommissioning provisions	(4)	(1)
Net assets acquired	123	38

Cash consideration	120	32
Working capital consideration	3	6
Total purchase consideration transferred	123	38
1) This relates to the power sales contract acquired and is being amortized over six years.

A. Acquisition of North Carolina Solar
On Nov. 5, 2021, the Company closed the acquisition of a 100 per cent membership interest in CI-II Mitchell Holding LLC, owner of a 122 MW portfolio of operating solar sites located in North Carolina (collectively, “North Carolina Solar”), for cash consideration of US$99 million (including working capital adjustments) and the assumption of existing tax equity obligations. The acquisition was funded using existing liquidity. The North Carolina Solar facility consists of 20 solar photovoltaic sites across North Carolina. The sites were commissioned between November 2019 and May 2021 and are all operational. The facility is secured by long-term PPAs with Duke Energy, which have an average remaining term of 12 years. Under the PPAs, Duke Energy receives the renewable electricity, capacity and environmental attributes from each facility.

Certain assets and liabilities have been measured on a provisional basis. If new facts and circumstances are obtained within one year from the date of acquisition that existed at the date of acquisition, any identified adjustments to the above amounts or additional provisions that existed at the date of acquisition, may result in a revision to the accounting for the acquisition.

Had North Carolina Solar been acquired at the beginning of the year, the assets would have contributed an estimated $16 million to revenues and $9 million to net earnings before taxes.

At the closing of the acquisition, TransAlta Renewables Inc. ("TransAlta Renewables"), a subsidiary of the Company, acquired a 100 per cent economic interest in North Carolina Solar from a wholly owned subsidiary of the Company through a tracking preferred share structure for aggregate consideration of approximately US$102 million.

B. Acquisition of the Ada Facility
On May 19, 2020, the Company closed the acquisition of a contracted natural-gas-fired cogeneration facility from two private companies for a purchase price of US$27 million. The Ada facility is a 29 MW cogeneration facility in Michigan that is contracted under a PPA and a steam sale agreement for approximately 6 years with Consumers Energy and Amway.
C. Sale of Pioneer Pipeline
On June 30, 2021, the Company closed the sale of the Pioneer Pipeline to ATCO Gas and Pipelines Ltd. ("ATCO") for the aggregate sale price of $255 million. The net cash proceeds to TransAlta from the sale of its 50 per cent interest was approximately $128 million, subject to certain adjustments.
As a result of this sale, the Company has derecognized the related Pioneer Pipeline assets that were classified as assets held for sale of $97 million and recognized a gain on sale of $31 million on the statement of earnings. In addition, as part of the transaction, the natural gas transportation agreement with the Pioneer Pipeline Limited Partnership was terminated, which resulted in the derecognition of the right-of-use asset of $41 million and a lease liability of $43 million related to the pipeline, resulting in a gain of $2 million.